Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
15.          INCOME TAXES

The components of income (loss) before income taxes are as follows:

	Year Ended December 31,
	2014	2013
Domestic	$(7,569)	$(18,866)
Foreign	1,091	175
	$(6,478)	$(18,691)

Provision for (benefit from) income taxes consisted of the following (all amounts in thousands):

	Year Ended December 31,
	2014	2013
Current:
Federal	$223	$0
State	156	160
Foreign	443	130
Deferred:
Federal	2,008	(2,678)
State	(1,513)	(595)
Foreign	(79)	(55)
Provision for (benefit from) income taxes	$1,238	$(3,038)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The primary sources of these differences relate to the carrying value of identified intangible assets, inventories, fixed assets, certain accruals and reserves.

Deferred income tax assets and liabilities consist of the following (all amounts in thousands):

	December 31, 2014		December 31, 2013
	Current	Non-current	Current	Non-current
Deferred tax assets:
Federal	$2,699	$11,857	$6,329	$7,230
State	777	1,426	886	868
Foreign	0	0	34	20
Less: valuation allowance	(2,741)	(10,353)	(2,747)	(3,175)
	735	2,930	4,502	4,943
Deferred tax liabilities:
Federal	(805)	(2,103)	(477)	(6,615)
State	(219)	(538)	(124)	(1,697)
Foreign	(16)	(414)	(54)	(478)
	(1,040)	(3,055)	(655)	(8,790)
Deferred tax assets (liabilities)	$(305)	$(125)	$3,847	$(3,847)

Principal components of our net liability representing deferred income tax balances are as follows (all amounts in thousands):

	Year Ended December 31,
	2014	2013
Intangible assets	$178	$(3,778)
Property, plant and equipment	(661)	(740)
U.S. loss carryforwards and tax credits, net (1)	10,151	8,974
Subsidiary income (2)	(764)	(1,671)
Stock-based compensation expense	1,142	968
Reserves, accruals and other	1,664	1,292
State deferred tax asset	954	0
Change in warrants fair value	0	877
Valuation allowance	(13,094)	(5,922)
	$(430)	$0

(1)
The Company had federal net operating loss carryforwards amounting to approximately $7.9 million and $13.3 million at December 31, 2014 and 2013, respectively. The net operating loss carryforward at December 31, 2014 expires in fiscal years 2026 through 2034. Internal Revenue Code Section 382 limits utilization of these losses to approximately $0.8 million per year. It is possible that future changes in ownership could result in changes to the amounts allowed by IRC Section 382. State net operating loss carryforwards amounted to approximately $10.3 million and $9.9 million as of December 31, 2014 and 2013, respectively.

(2)
A deferred tax liability has been recorded for income taxes which may become payable upon distribution of earnings of CTSAS, our French subsidiary. The estimated amount of tax that might be payable with regard to any distribution for foreign subsidiary earnings is reported net of foreign taxes paid, which are creditable against our domestic tax liability. The Company does not permanently reinvest foreign subsidiary earnings. The Company continually evaluates this assertion; if the Company’s foreign business needs change, so may this assertion.

Income taxes computed using the federal statutory income tax rate differs from our effective tax rate primarily due to the following (all amounts in thousands):

	Year Ended December 31,
	2014	2013
Provision for federal income taxes expected at 34% statutory rate	$(2,201)	$(6,355)
Increase (reduction) resulting from:
Tax on global activities, net of foreign tax credits	(2,842)	2
State income taxes, less federal income tax benefit	(895)	(287)
Loss on debt extinguishment	179	728
Change in valuation allowance	7,172	3,507
Change in fair value of warrants	(1,518)	0
Goodwill impairment loss	0	57
Prior year true up	1,008	(715)
Other	335	25
Provision for (benefit) from income taxes	$1,238	$(3,038)